                                                                  Exhibit 24.

                          NORWEST CORPORATION

                     Power of Attorney of Director


   	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  	  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ David A. Christensen

                           NORWEST CORPORATION

                      Power of Attorney of Director


  	  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  	  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Pierson M. Grieve

                         NORWEST CORPORATION

                    Power of Attorney of Director


   	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  	  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Charles M. Harper

                          NORWEST CORPORATION

                     Power of Attorney of Director


	 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   	 IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ N. Berne Hart

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ William A. Hodder

                          NORWEST CORPORATION

                    Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ George C. Howe

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Lloyd P. Johnson

                         NORWEST CORPORATION

                    Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Reatha Clark King

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Richard M. Kovacevich

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Richard S. Levitt

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Richard D. McCormick

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Cynthia H. Milligan

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ John E. Pearson

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Ian M. Rolland

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Stephen E. Watson

                          NORWEST CORPORATION

                     Power of Attorney of Director


    	KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    	IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1994.


                                        /s/ Michael W. Wright